UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Financial Services Fund	June 30, 2021
PRISX	Investor Class
TFIFX	I Class

T. ROWE PRICE FINANCIAL SERVICES FUND

HIGHLIGHTS

■	Stocks of financial services companies produced excellent returns in the first half of our fiscal year. Your fund surpassed the benchmark Russell 3000 Financial Index and the Morningstar Financial Average but narrowly trailed its Lipper peer group index.

■	Banks, insurers, and capital markets companies were among the top contributors to the fund’s performance.

■	In the last six months, we de-emphasized consumer finance companies and allowed our property and casualty insurance exposure to decrease primarily by directing new inflows into other investments that we believed have better valuations and growth prospects. We added to regional banks and life insurance companies.

■	We believe that the fundamental backdrop for the financials sector is still positive and that the risk/reward trade-offs for many companies have become more attractive. In particular, we believe that the outlook for banks is favorable and that this economic cycle will be better for financial services stocks than the last one.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital and a modest level of income.

FUND COMMENTARY

How did the fund perform in the past six months?

Stocks of financial services companies produced excellent returns in the first half of our fiscal year, as the broad distribution of coronavirus vaccines helped the U.S. economy rebound rapidly from last year’s pandemic-related weakness. Banks and other financial industries were also lifted by expectations that rising interest rates would bode well for their profitability. Also, late in the period, the Fed announced that nearly two dozen major financial institutions passed its annual stress test, which means that the central bank—which imposed capital allocation restrictions on those entities early in the pandemic—will ease restrictions on their ability to buy back shares and pay dividends.

Your fund returned 26.02% in the first half of 2021, surpassing the benchmark Russell 3000 Financial Index and the Morningstar Financial Average but narrowly trailing its Lipper peer group index. Because the Russell benchmark is highly concentrated in large financial companies, we believe that the Lipper index and the Morningstar average are better representations of our opportunity set. The fund’s longer-term performance in absolute terms is favorable, too, as shown in the Average Annual Compound Total Return table on page 11. (Returns for I Class shares will vary, reflecting its different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Regional banks were substantial contributors to our first-half results, benefiting from expectations of a recovering economy, increased lending, and rising interest rates. Shares of Signature Bank, which operates in the New York metropolitan area, were boosted by solid first-quarter financial results, as well as deposit growth significantly surpassing expectations. We like Signature Bank’s growth-oriented focus and unique culture. A renewed emphasis on commercial and industrial loans, an extension to the West Coast, and a first-mover advantage in generating deposits by providing banking services for investors in cryptocurrencies should support its longer-term growth prospects. Also, shares of Western Alliance Bancorporation—which is a large community bank operating in California, Nevada, and Arizona—were lifted by asset growth, improved credit quality metrics, and expectations that rising interest rates will boost profitability from lending. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among larger banking entities, Bank of America, a major provider of financial services to retail customers, was a big beneficiary of an improving credit environment and a remarkably healthy consumer environment this early in an economic expansion. Our top contributor in the last six months, however, was Wells Fargo. The bank continues to operate under a punitive asset cap of roughly $2 trillion imposed by regulators due to previous unethical sales practices, but its fee income and earnings—as well as its governance and compliance practices—have been improving. We continue to expect that the asset cap’s removal will enable the bank to deploy its excess capital and, subsequently, increase its earnings power. We added to our stakes in Bank of America and Wells Fargo in the last six months.

Insurance companies contributed to the fund’s strong six-month performance. Property and casualty (P&C) insurers American International Group (AIG) and Chubb were among the largest contributors in absolute terms. Shares of AIG were propelled by strong earnings and increases in premium income. We like the company’s longer-term earnings prospects given its solid balance sheet and cheap valuation, and we believe some upcoming asset sales will bring greater attention to the strength of AIG’s core P&C business. Shares of Chubb, which is a best-in-class global P&C operator with leadership positions in all major primary insurance segments, benefited from solid premium growth and produced decent first-quarter earnings, though underwriting margins were hurt by catastrophe losses stemming from the Texas deep freeze in February.

Capital markets companies were strong contributors to fund performance. Global investment banking giants Goldman Sachs and Morgan Stanley were two standouts in this segment. Goldman Sachs, which is in a multiyear process of shifting its business model toward consumer banking, private equity, and wealth management, continued to benefit from a brisk investment banking business. Morgan Stanley, which has already reduced its exposure to volatile, low-return, and capital-intensive activities, was buoyed by strength in its wealth and asset management businesses. Another strong performer was Charles Schwab, which provides brokerage services directly to retail customers and leverages its platform so that investment advisors can serve their own clients. The company is producing very strong revenues as it grows its customer base and is increasing its operating leverage as it integrates last year’s acquisition of competitor TD Ameritrade. It would also be a significant beneficiary of higher interest rates.

How is the portfolio positioned?

The portfolio’s exposure to P&C insurance companies decreased over the last six months, but it is still an overweight relative to the Lipper peer group index. We remain optimistic about P&C pricing and earnings prospects. In fact, we believe that the market is underestimating the earnings potential of the industry in 2022 and beyond. However, given that we are already four years into the P&C pricing cycle, we find that valuations in the industry are a little less compelling than before. We allowed our P&C exposure to decrease primarily by directing new inflows into other investments that we believed have better valuations and growth prospects. We also eliminated ProSight Global when it was acquired by two private-equity firms. However, one of our largest new portfolio additions was Hartford Financial Services Group, a well-managed, high-quality insurance provider whose business was hurt by the pandemic’s disproportional impact on its main customer base—small and mid-sized businesses. We believe that Hartford, which is trading around book value, will benefit from the reopening of the economy and higher interest rates, and that its P&C business should benefit from higher P&C pricing. It could also be a takeover target; Chubb was unsuccessful in its efforts to acquire the company earlier this year.

Our regional bank exposure increased slightly since the end of 2020. We added to our existing positions in a number of regional banks, as we are confident that they are well positioned for loan growth and would benefit from a normalization of interest rates in the years ahead, as well as continued industry consolidation. One of our largest purchases in the last six months was the addition of Citizens Financial Group, which operates in much of the northeastern part of the U.S. We also added significantly to our stake in Huntington Bancshares, which operates in several Midwestern states.

We increased our overall allocation to life insurance companies in the last six months. We added opportunistically to existing stakes in MetLife and Sun Life Financial and established new positions in Aviva, Voya Financial, and Prudential PLC in the United Kingdom. We believe that industry valuations are still attractive and that the group would realize material benefits from a rising interest rate environment, as higher rates would enable their large investment portfolios to produce more investment income.

Elsewhere in the portfolio, we de-emphasized our exposure to consumer finance companies, whose earnings can be very cyclical and the stocks very volatile. We eliminated Ally Financial, as our investment thesis has played out. Among securities exchanges, we trimmed TradeWeb Markets, as its valuation relative to other financial segments seemed high, and we eliminated Intercontinental Exchange, which fared poorly amid concerns about its big acquisition of a mortgage-related entity that is outside of its core business. However, we initiated a stake in London Stock Exchange Group after it completed the acquisition of financial market data provider Refinitiv in January. The stock was pressured by disappointing guidance from management, but we like the acquisition and the merger integration progress, so we took advantage of a rare sell-off in this high-quality name.

What is portfolio management’s outlook?

Around the end of our reporting period, longer-term Treasury rates retreated noticeably amid concerns that the Fed may act too quickly to suppress a material pickup of inflation, and a number of financial stocks—which are leveraged to the economy and/or would benefit from higher interest rates—sold off amid concerns about the economic recovery. Nevertheless, we believe that the fundamental backdrop for the financials sector is still positive and that the risk/ reward trade-offs for many companies have become more attractive.

In particular, we believe that the outlook for banks is favorable—even more than the market believes—and that this economic cycle will be better for financial services stocks than the last one, resulting in better earnings. Our perspective is that banks are still inexpensive, as the market—looking back at mild post-2008 loan growth—is underestimating what loan growth will be like over the next few years. We find that today’s consumers, corporations, and banks are generally in remarkably good health at this early point in the expansion. Corporations and consumers have high levels of cash, interest rates remain low, banks’ balance sheets are much healthier than they were as the economy emerged from the Great Recession, and the release of pent-up business and consumer demand as the pandemic wanes are just some of the factors that bode well for loan growth. Even if interest rates do not rise from current levels, we believe loan growth will be the key driver of bank stocks in the next few years. If loan growth materializes as we anticipate, and if interest rates also rise, then we believe banks will demonstrate significant earnings power.

While financial stock valuations have risen significantly from their mid-2020 lows, we continue to see value—through our fundamental research and analysis of individual companies—in a number of stocks for which we have differentiated fundamental views over a 12- to 36-month time frame. We remain committed to finding the best risk/reward trade-offs among financials and other businesses that serve the sector by considering each company’s long-term opportunity and balancing it against near-term risks.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FINANCIAL SERVICES FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

A fund that focuses its investments in specific industries or sectors is more susceptible to adverse developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in financial services companies, the fund may perform poorly during a downturn in the financial services industry. Financial services companies can be adversely affected by—among other things—regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rate movements, and price competition.

Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Wells Fargo	5.0%
Bank of America	4.9
Chubb	3.3
Huntington Bancshares	3.0
American International Group	2.7
Signature Bank	2.4
Fifth Third Bancorp	2.3
Charles Schwab	2.2
Morgan Stanley	2.2
Euronet Worldwide	2.2
Goldman Sachs	2.1
MetLife	2.0
Citizens Financial Group	2.0
Hartford Financial Services Group	1.8
PNC Financial Services Group	1.7
Sun Life Financial	1.6
Capital One Financial	1.6
Pinnacle Financial Partners	1.6
Western Alliance Bancorporation	1.5
Popular	1.5
East West Bancorp	1.4
Assurant	1.4
Apollo Global Management	1.4
ING Groep	1.3
Bawag	1.2
Total	**54.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

COMMON STOCKS 98.4%

	Shares	$ Value
BANKS 39.1%		
Money Center Banks 10.0%		
Bank of America	2,036,900	83,981
Wells Fargo	1,881,381	85,208
		169,189
Non-U.S. Banks 4.5%		
Axis Bank (INR) (1)	313,470	3,165
BAWAG Group (EUR)	396,769	21,129
Erste Group Bank (EUR)	382,741	14,070
ING Groep (EUR)	1,636,398	21,722
National Australia Bank (AUD)	62,332	1,225
Swedbank, A Shares (SEK)	774,709	14,423
		75,734
Regional Banks 24.6%		
Allegiance Bancshares	113,800	4,374
Atlantic Capital Bancshares (1)	73,197	1,864
BankUnited	375,891	16,047
Cadence BanCorp	134,600	2,810
CBTX	153,500	4,192
Citizens Financial Group	726,580	33,328
Community Bankers Trust	355,800	4,035
Dime Community Bancshares	301,800	10,146
Eagle Bancorp	85,400	4,789
East West Bancorp	337,800	24,217
FB Financial	99,392	3,709
Fifth Third Bancorp	1,038,789	39,713
First Bancshares	51,029	1,910
Five Star Bancorp (1)	30,313	732
Heritage Commerce	278,668	3,102
Home BancShares	287,076	7,085
Howard Bancorp (1)	192,306	3,102
Huntington Bancshares	3,538,440	50,494
National Bank Holdings, Class A	122,407	4,620
Pacific Premier Bancorp	303,841	12,849
Pinnacle Financial Partners	303,626	26,807
PNC Financial Services Group	152,100	29,015
Popular	329,726	24,746
Professional Holding, Class A (1)	38,305	690
Republic First Bancorp (1)	1,020,200	4,071
Sandy Spring Bancorp	163,500	7,215
Seacoast Banking	559,277	19,099
Signature Bank	168,829	41,473

Southern First Bancshares (1)	30,155	1,543
Spirit of Texas Bancshares	188,200	4,298
Western Alliance Bancorp	273,461	25,391
		417,466
Total Banks		662,389
CAPITAL MARKETS 17.8%		
Asset Managers 3.7%		
Apollo Global Management, Class A	369,900	23,008
Barings BDC	558,385	5,896
KKR	170,100	10,077
Main Street Capital (2)	82,300	3,382
Trinity Capital	426,373	6,174
Virtus Investment Partners	52,900	14,694
		63,231
Capital Markets 2.0%		
Brookfield Asset Management Reinsurance Partners, Class A (1) (2)	2,082	108
First Western Financial (1)	145,000	3,754
FTAC Olympus Acquisition SPAC/Payoneer PIPE (1)(3)	89,731	884
Hargreaves Lansdown (GBP)	392,970	8,647
London Stock Exchange Group (GBP)	158,697	17,538
Patria Investments, Class A	133,206	2,347
		33,278
Exchanges 2.1%		
Cboe Global Markets	149,006	17,739
CME Group	75,354	16,026
Tradeweb Markets, Class A	31,989	2,705
		36,470
Security Brokers & Dealers 7.7%		
Charles Schwab	522,437	38,039
Goldman Sachs Group	95,000	36,055
Lazard, Class A	180,900	8,186
Morgan Stanley	404,013	37,044
Raymond James Financial	90,300	11,730
		131,054
Trust Banks 2.3%		
Bank of New York Mellon	374,400	19,181
State Street	247,137	20,334
		39,515
Total Capital Markets		303,548

FINANCE 8.9%		
Consumer Finance 4.2%		
Capital One Financial	176,300	27,272
Chailease Holding (TWD)	482,720	3,507
Encore Capital Group (1)	415,137	19,673
PRA Group (1)	308,600	11,872
SLM	284,888	5,965
SoFi Technologies, Acquisition Date: 12/30/20, Cost $2,019 (1)(4)	197,933	3,605
		71,894
Diversified Financials 3.5%		
Euronet Worldwide (1)	272,580	36,894
Mastercard, Class A	17,082	6,236
nCino (1)	52,565	3,150
Visa, Class A	53,538	12,518
		58,798
Thrifts & Mortgage Finance 1.2%		
PennyMac Financial Services	60,724	3,748
Webster Financial	321,317	17,139
		20,887
Total Finance		151,579
INSURANCE 29.7%		
Insurance Agents - Brokers & Services 0.7%		
GoHealth, Class A (1)	165,945	1,860
Marsh & McLennan	55,657	7,830
Selectquote (1)	109,805	2,115
		11,805
Life Insurance 8.8%		
AIA Group (HKD)	178,400	2,213
Aviva (GBP)	1,626,692	9,132
Equitable Holdings	636,208	19,373
Hartford Financial Services Group	501,400	31,072
MetLife	571,800	34,222
Prudential (GBP)	494,932	9,416
Sun Life Financial (2)	540,100	27,837
Voya Financial	265,500	16,328
		149,593
Property & Casualty Insurance 18.7%		
American International Group	972,471	46,290
Assurant	152,110	23,757
Axis Capital Holdings	400,117	19,610
Chubb	353,892	56,248
CNA Financial	452,671	20,592

Direct Line Insurance Group (GBP)	3,729,425	14,710
Hanover Insurance Group	101,800	13,808
James River Group Holdings	45,680	1,714
Kemper	114,851	8,487
Linea Directa Aseguradora Cia de Seguros y Reaseguros (EUR)	1,332,978	2,793
Munich Re (EUR)	20,998	5,755
Powszechny Zaklad Ubezpieczen (PLN) (1)	1,298,216	12,501
ProAssurance	94,152	2,142
RenaissanceRe Holdings	133,400	19,853
Safety Insurance Group	143,695	11,248
Sampo, A Shares (EUR)	400,512	18,417
Selective Insurance Group	176,600	14,331
Sompo Holdings (JPY)	182,900	6,774
State Auto Financial	110,921	1,899
Zurich Insurance Group (CHF)	41,201	16,549
		317,478
Title Insurance 1.5%		
Black Knight (1)	188,917	14,732
First American Financial	170,507	10,631
		25,363
Total Insurance		504,239
MISCELLANEOUS 0.6%		
Other 0.6%		
Equifax	27,950	6,695
Nerdwallet, Class A, Acquisition Date: 3/18/20, Cost $823 (1)(4)(5)	117,536	1,281
Open Lending, Class A (1)	52,175	2,248
Total Miscellaneous		10,224
REAL ESTATE 2.3%		
Real Estate 2.3%		
Brookfield Asset Management, Class A (2)	301,900	15,391
JBG SMITH Properties, REIT	458,644	14,452
SL Green Realty, REIT (2)	112,619	9,009
Total Real Estate		38,852
Total Common Stocks (Cost $1,295,508)		**1,670,831**
CONVERTIBLE PREFERRED STOCKS 0.0%		
CAPITAL MARKETS 0.0%		
Capital Markets 0.0%		
Trumid Holdings, Series J-A, Acquisition Date: 7/31/20, Cost $353 (1)(4)(5)(6)	712	359

Trumid Holdings, Series J-B, Acquisition Date: 7/31/20, Cost $213 (1)(4)(5)(6)	712	359
Total Capital Markets		718
Total Convertible Preferred Stocks (Cost $566)		**718**
SHORT-TERM INVESTMENTS 0.8%		
Money Market Funds 0.8%		
T. Rowe Price Government Reserve Fund, 0.03% (7)(8)	13,238,722	13,239
Total Short-Term Investments (Cost $13,239)		**13,239**
SECURITIES LENDING COLLATERAL 1.4%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 1.4%		
Short-Term Funds 1.4%		
T. Rowe Price Short-Term Fund, 0.08% (7)(8)	2,296,265	22,963
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		**22,963**
Total Securities Lending Collateral (Cost $22,963)		**22,963**
Total Investments in Securities 100.6% of Net Assets (Cost $1,332,276)		**$ 1,707,751**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) See Note 3. All or a portion of this security is on loan at June 30, 2021.

(3) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at June 30, 2021, was $897 and was valued at $884 (0.1% of net assets).

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $5,604 and represents 0.3% of net assets.

(5) See Note 2. Level 3 in fair value hierarchy.

(6) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks long-term growth of capital and a modest level of income. The fund has two classes of shares: the Financial Services Fund (Investor Class) and the Financial Services Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $22,227,000; the value of cash collateral and related investments was $22,963,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $681,128,000 and $52,674,000, respectively, for the six months ended June 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $1,334,274,000. Net unrealized gain aggregated $373,485,000 at period-end, of which $384,180,000 related to appreciated investments and $10,695,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2021 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $4,000 remain subject to repayment by the fund at June 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $293,000 for T. Rowe Price Services, Inc.; and $21,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2021, the fund was charged $51,000 for shareholder servicing costs related to the college savings plans, of which $33,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2021, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $32,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021